UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: November 15, 2005)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01. REGULATION FD DISCLOSURE
SIGNATURE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
AmerUs Group Co.’s (the “Company”) statutory adjusted capital for the nine months ended September 30, 2005 was $1.298 billion.
ITEM 7.01. REGULATION FD DISCLOSURE
The Company expects the following results at December 31, 2005: an NAIC risk based capital level of 345%; a statutory capitalization of 7.0%; a cash interest coverage of 3.9x; and an operating return on equity1 of 12.5%.
This Report on Form 8-K and the exhibits hereto contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in operations and financial results and the business and the products of the Company and its subsidiaries, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Factors that may cause our actual results to differ materially from those contemplated by these forward-looking statements include, among others, the following possibilities: (a) general economic conditions and other factors, including prevailing interest rate levels and stock and bond market performance, which may affect our ability to sell our products, the market value of our investments and the lapse rate and profitability of policies; (b) our ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives and to meet cash requirements based upon projected liquidity sources; (c) customer response to new products, distribution channels and marketing initiatives; (d) mortality, morbidity, and other factors which may affect the profitability of our insurance products; (e) our ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (f) changes in the federal income tax and other federal laws, regulations, and interpretations, including federal regulatory measures that may significantly affect the insurance business including limitations on antitrust immunity, the applicability of securities laws to insurance products, minimum solvency requirements, and changes to the tax advantages offered by life insurance and annuity products or programs with which they are used; (g) increasing competition in the sale of insurance and annuities and the recruitment of sales representatives; (h) regulatory changes, interpretations, initiatives or pronouncements, including those relating to the regulation of insurance companies and the regulation and sale of their products and the programs in which they are used; (i) our

[1]	This projection is based on adjusted net operating income which is a non-GAAP financial measure. Due to the unpredictability of the timing and recognition of gains and losses (especially credit impairments), trading gains and losses, FAS 133 adjustments as well as the unpredictable nature of certain other items that management believes are not indicative of ongoing operational performance, GAAP net income cannot readily be estimated because management has not regularly projected the foregoing items. Since GAAP net income cannot be readily estimated, the company is unable to provide guidance with respect to, or a reconciliation of guidance on operating return on equity to, GAAP return on equity. Management of the Company believes that calculating the Company’s operating return on equity in this manner assists investors in evaluating the performance of the Company.

ratings and those of our subsidiaries by independent rating organizations which we believe are particularly important to the sale of our products; (j) the performance of our investment portfolios; (k) the impact of changes in standards of accounting; (l) our ability to integrate the business and operations of acquired entities; (m) expected protection products and accumulation products margins; (n) the impact of anticipated investment transactions; and (o) litigation or regulatory investigations or examinations.
There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect results of operations. You are cautioned not to place undue reliance on any forward-looking statements made by the Company or on its behalf. Forward-looking statements speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
	By:	/s/ Melinda S. Urion
Melinda S. Urion
Executive Vice President, Chief Financial Officer and Treasurer

Dated: November 15, 2005